Rule 497(e)
File Nos. 333-151805; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT 11

333-151805 HV-6777 – Hartford 403(b) Cornerstone Innovations

333-151805 HV-6778 – Premier InnovationsSM (Series II)

Supplement dated December 26, 2024 to your Prospectuses dated May 1, 2024

This Supplement dated December 26, 2024 amends certain information contained in the Prospectuses dated May 1, 2024.

Effective immediately, “Franklin Advisers, Inc.” will replace “Putnam Investment Management, LLC” as the investment adviser in Putnam High Yield Fund - Class A and all references to subadviser “Putnam Investments Limited” have been removed and replaced with “Franklin Templeton Investment Management Limited” in the Appendix A – Underlying Funds section of the Prospectuses dated May 1, 2024.

Also, effective immediately, the below-listed funds will add “Franklin Advisers, Inc.” as an additional subadviser in the Appendix A – Underlying Funds section of the Prospectuses dated May 1, 2024:

Putnam International Capital Opportunities Fund - Class A

Putnam Large Cap Value Fund - Class A

All other information contained in the Appendix A – Underlying Funds section of the Prospectuses dated May 1, 2024 remains unchanged.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUSES

2024-PROSUPP-15-HV6777 and 6778